BRITISH COLUMBIA
The Best Place on Earth

Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 28, 2009 04:02 PM Pacific Time

Incorporation Number: **BC0853041**

Recognition Date and Time: May 28, 2009 04:02 PM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

INTELIMAX MEDIA INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
#1820 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

Delivery Address:
#1820 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
#1820 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

Delivery Address:
#1820 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Skujins, Richard

Mailing Address:	Delivery Address:
#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA	#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA

Last Name, First Name, Middle Name:
Young, Michael

Mailing Address:	Delivery Address:
#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA	#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA

Last Name, First Name, Middle Name:
Green, Charles

Mailing Address:	Delivery Address:
#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA	#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA

Last Name, First Name, Middle Name:
Shen, Ping

Mailing Address:	Delivery Address:
#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA	#2320 - 555 WEST HASTINGS STREET VANCOUVER BC V6B 4N4 CANADA

AUTHORIZED SHARE STRUCTURE

1.	150,000,000	Common Shares	With a Par Value of 0.00001 American (United States of America) Dollar(s) each Without Special Rights or Restrictions attached
2.	20,000,000	Preferred Shares	With a Par Value of 0.00001 American (United States of America) Dollar(s) each Without Special Rights or Restrictions attached